COLUMBIA FUNDS SERIES TRUST I

Columbia High Yield Opportunity Fund

Columbia Strategic Income Fund

Columbia International Bond Fund

(Each a “Fund” and together the “Funds”)

Supplement dated October 1, 2009 to the Prospectuses and Statement of Additional Information dated October 1, 2009

On September 29, 2009, Bank of America Corporation, the indirect parent company of Columbia Management Advisors, LLC (the “Advisor”), entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. (the “Purchaser”). The transaction (“Transaction”) includes a sale of the part of the asset management business that advises long-term mutual funds, including the Funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

Under the Investment Company Act of 1940, the closing of the Transaction will cause each Fund’s current investment advisory agreement with the Advisor to terminate. In connection with the Transaction, each Fund’s Board of Trustees (together the “Boards”) will be asked to consider and approve a new investment advisory agreement with an affiliate of the Purchaser covering each Fund. If approved by the Boards, each Fund’s new investment advisory agreement with the affiliate of the Purchaser will be submitted to the shareholders of such Fund for their approval.

Shareholders should retain this Supplement for future reference.